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Exhibit 10.4
AMENDMENT NO. 2
TO THE
U.S. CENTURY BANK
EMPLOYEE AGREEMENT
THIS AMENDMENT NO.2

(the “Amendment”) to

the Employment Agreement

between
U.S.

Century

Bank,

a

Florida-chartered

commercial

bank

(the

“Bank”

or

the

“Employer”),

and
Luis de la Aguilera (the “Executive”) dated April 16, 2016 (the “Agreement”),

is hereby effective
as of April 30, 2019 (“Amendment Effective Date”).
WHEREAS,

the Executive

is presently

employed as

the Chief

Executive Officer

of the
Bank;
WHEREAS,

the

Bank

and

the

Executive

previously

entered

into

the

Agreement,

as
amended pursuant

to the

terms of

the First

Amendment to the

Agreement dated

as of

April 4,

2019;
WHEREAS,

upon

consideration,

the

Bank

and

the

Executive

wish

to

adopt

certain
mutually agreed revisions to the Agreement;
WHEREAS,

the

Bank

desires

to

be

ensured

of

the

Executive’s

continued

active
participation in the business of the Employer under such revised terms; and

WHEREAS,

the Executive is

willing to

serve the

Employer on the

terms and

conditions
set forth in the Agreement, as amended by this Amendment.
NOW THEREFORE,

in consideration of the premises and the mutual agreements herein contained, the Employer and the Executive do hereby agree to amend the Agreement as follows:
1.
Section 2(a) of the Agreement be and hereby is

rescinded and deleted and replaced
in its entirety by the following:
(a)

The

Bank

hereby

employs

the

Executive

as

Chief

Executive

Officer

and

the
Executive hereby

accepts said

employment and

agrees to

render such

services to
the Employer on the terms and conditions set forth in this

Agreement. The term of
employment under

this Agreement

shall be

for a

term ending

April 30,

2022 (the
“Initial

Amended

Term”).

Prior

to

April

30,

2021

(the

“Extension

Anniversary
Date”) and each annual

anniversary thereafter of the

Extension Anniversary Date,
the

Board

of

Directors

of

the

Bank

shall

consider

and

review

(with

appropriate
corporate documentation thereof, and after taking into account all relevant factors, including the Executive’s performance hereunder) a

one-year extension of the

term
of this Agreement.

If the Board

of Directors approves

such extension, then

the term
of this Agreement shall be so extended as of the relevant annual anniversary of the
Extension

Anniversary

Date

unless

the

Executive

gives

written

notice

to

the
Employer

of

the

Executive’s

election

not

to

extend

the

term,

with

such

written
notice to

be given

not less

than thirty

(30) days

prior to

any such

relevant annual
anniversary of the Extension Anniversary

Date. If the Board of

Directors elects not

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to extend the term, it shall give

written notice of such decision to the

Executive not
less

than

thirty

(30)

days

prior

to

any

such

annual

anniversary

of

the

Extension
Anniversary Date.

If any

party gives

timely notice

that the

term will

not be

extended
as

of

any

annual

anniversary

of

the

Extension

Anniversary

Date,

then

this
Agreement

and

the

rights

and

obligations

provided

herein

shall

terminate

at

the
conclusion

of

its

remaining

term,

except

to

the

extent

set

forth

in

Section

7.
References

herein

to

the

term

of

this

Agreement

shall

refer

both

to

the

Initial
Amended Term

and successive terms as the term of

this Agreement is extended in
accordance with the terms hereof.
2.
Section 3(a)

be and

hereby is

amended to

delete the

reference to

“$350,000” and
replace such reference with “$450,000”.

3. A new Section 3(g) is added which reads in its entirety as follows:
(g)

The Board of Directors will grant to the Executive (pursuant to a written grant agreement) nonqualified

stock options

to purchase

two hundred

thousand (200,000)
shares

of

common

stock

of

the

Bank,

with

an

exercise

price

of

two

dollars

and
twenty-seven cents ($2.27) per share (which

is the fair market value per share)

(the
“Option Grant”), with such options to be designed in a manner to cause them to be exempt from

Section 409A

of the

Internal Revenue

Code under

Section 1.409A-
1(b)(5)(i)(A)

of

the

United

States

Department

of

the

Treasury

Regulations.

This
grant shall vest as follows: options covering 66,666 shares of common stock of the
Bank shall vest

on April

1, 2021; and

options covering 66,667

shares of

common
stock of the Bank shall vest on

April 1, 2022. Options may be

exercised after they
become vested

and prior

to the

expiration of

the

options,

provided such

exercise
does

not

constitute

an

“ownership

change”

for

the

Bank

within

the

meaning

of
Section 382

of the

Code. In

addition to

the other

vesting dates/events

set forth

in
such grant, such Option Grant shall provide for accelerated vesting upon a Change in Control.

The other

terms of

the Option

Grant award

shall comply

with the

Bank’s
2015 Equity Incentive Plan.
4.
Section 5(f)

be and

hereby is

rescinded and

deleted and

is replaced

in its

entirety
by the following:
(f) In the event

that concurrently with or

within twelve (12) months

subsequent to
a Change in Control the Executive's

employment is terminated by (i) the Employer
for other

than Cause,

Disability, Retirement or

the Executive's

death during

the term
of

this

Agreement or

(ii)

the

Executive for

Good

Reason

during

the

term

of

this
Agreement, then

the Employer

shall, in

consideration of

the Executive's

agreements
in Section 7

below and subject to

the provisions of Sections

5(g), 5(h), 6, 18

and 19
hereof, if

applicable, pay to

the Executive

a Cash

severance amount

(the "Enhanced
Severance

Payment")

equal

to

2.99

times

the

Executive's

"Highest

Annual
Compensation"

(as

such

term

is

defined

herein).

For

purposes

hereof,

"Highest
Annual

Compensation"

shall

mean

the

highest

aggregate

amount

of

Base

Salary
and cash bonus

received by the

Executive in a

given calendar year

from the Bank
(excluding

any

deferred

amounts)

during

the

most

recent

three

calendar

years
immediately

preceding

the

year

in

which

the

Date

of

Termination

occurs.

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Enhanced Severance Payment shall be

paid in two installments. The first

payment
consisting of 50% of the Enhanced Severance Payment will be paid in a lump sum thirty (30) days following

the later of the Date

of Termination

or the expiration of
the

revocation

period

provided

for

in

the

general

release

to

be

executed

by

the
Executive pursuant to

Section 5(g)

below, with the remaining 50%

of the Enhanced
Severance

Payment

to

be

paid

in

a

lump

sum

within

ten

(10)

days

after

the
expiration of the Restricted Period as set forth

in Section 7 hereof. In addition,

the
Executive shall

receive continued

medical and

dental benefits

as provided

by the
Bank

from

time

to

time

for

its

employees,

with

the

Bank

paying

100%

of

the
premiums for such coverage, for the period of time equal to the shorter of eighteen
(18) months

or the

maximum

period of

COBRA continuation

coverage provided
under Section 4980B(f)

of the Code

(with such coverage to

be treated as

COBRA
coverage). If the Bank's payment of COBRA premiums on behalf of the Executive is taxable

to the

Executive, then

the Bank

will pay

to the

Executive an

additional
amount such that

after payment by

the Executive of

all applicable local,

state and
federal income and

payroll taxes

imposed on him

with respect to

such

additional

amount,

the

Executive retains

an

amount

equal

to

all

applicable local,

state

and
federal income and payroll taxes imposed upon him with respect to the payment of
such

COBRA

premiums.

Such

payment

shall

be

made

on

or

before

March

15th
following the close

of the calendar

year in which

the COBRA premiums were

paid.
Except as

provided herein, the

Enhanced Severance

Payment shall be

in lieu

of, and
not in

addition to,

any Base

Salary or

other compensation

or benefits

that

would
have been

paid under

Sections 3(a),

3(b), 3(c)

and 3(d)

above in

the absence

of a
termination of employment, and the Executive shall have no rights pursuant to this
Agreement to any Base Salary or

other benefits for any period

after the applicable
Date of Termination.
5.
All other sections and provisions in the

Agreement shall continue in full force and
effect and are not affected by this Amendment.

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IN

WITNESS

WHEREOF,

the

parties

have

executed

this

Amendment

No.

2

to

the
Agreement as of the date first written above.